                                                           Exhibit No. EX-99.j.3

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of GAM Funds,
Inc., a Maryland  corporation (the "Fund"),  does hereby  constitute and appoint
Kevin J. Blanchfield, Kenneth A. Dursht, Michael J. Bessel, Christopher M. Wells
and Margaret A.  Bancroft,  or any of them,  the true and lawful  attorneys  and agents of the undersigned,  with full powers of substitution,  to do any and all acts and things and  execute  any and all  instruments  that said  attorneys  or agents, or any of them, may deem necessary or advisable or which may be required to enable the Fund to comply with the Securities  Act of 1933, and amended,  the
Investment  Company Act of 1940,  as  amended,  and the  securities  laws of the jurisdictions  in which  securities of the Fund may be offered and sold, and any rules,  regulations or  requirements  of the Securities and Exchange  Commission
("SEC"),  or  of  the  securities   commission  or  other  agency  of  any  such
jurisdiction  in  respect  thereof,  in  connection  with the  registration  and qualification  of the Fund and its  share of  common  stock  for sale  under the securities law of any such  jurisdiction,  including  specifically,  but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the  undersigned  (individually  and as a director  of the
Fund), the Fund's  Registration  Statement on Form N-1A, any other  registration statement or form adopted by the SEC or any such jurisdiction,  any amendment or post-effective  amendments to any of the foregoing, and any other instruments or documents  filed  as  part  of or  in  connection  with  any  such  registration statements;  and the  undersigned  does hereby  ratify and confirm all that said attorneys  and  agents,  or any of them,  shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents as of this 9th day of February 2005.

                                        /s/Dr. Burkhard Poschadel
                                        -------------------------
                                        Dr. Burkhard Poschadel

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of GAM Funds,
Inc., a Maryland  corporation (the "Fund"),  does hereby  constitute and appoint
Kevin J. Blanchfield,  Kenneth A. Dursht,  Michael Bessel,  Christopher M. Wells
and Margaret A.  Bancroft,  or any of them,  the true and lawful  attorneys  and agents of the undersigned,  with full powers of substitution,  to do any and all acts and things and  execute  any and all  instruments  that said  attorneys  or agents, or any of them, may deem necessary or advisable or which may be required to enable the Fund to comply with the Securities  Act of 1933, and amended,  the
Investment  Company Act of 1940,  as  amended,  and the  securities  laws of the jurisdictions  in which  securities of the Fund may be offered and sold, and any rules,  regulations or  requirements  of the Securities and Exchange  Commission
("SEC"),  or  of  the  securities   commission  or  other  agency  of  any  such
jurisdiction  in  respect  thereof,  in  connection  with the  registration  and qualification  of the Fund and its  share of  common  stock  for sale  under the securities law of any such  jurisdiction,  including  specifically,  but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the  undersigned  (individually  and as a director  of the
Fund), the Fund's  Registration  Statement on Form N-1A, any other  registration statement or form adopted by the SEC or any such jurisdiction,  any amendment or post-effective  amendments to any of the foregoing, and any other instruments or documents  filed  as  part  of or  in  connection  with  any  such  registration statements;  and the  undersigned  does hereby  ratify and confirm all that said attorneys  and  agents,  or any of them,  shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents as of this 9th day of February 2005.

                                        /s/George W. Landau
                                        -------------------
                                        George W. Landau

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of GAM Funds,
Inc., a Maryland  corporation (the "Fund"),  does hereby  constitute and appoint
Kevin J. Blanchfield, Kenneth A. Dursht, Michael J. Bessel, Christopher M. Wells
and Margaret A.  Bancroft,  or any of them,  the true and lawful  attorneys  and agents of the undersigned,  with full powers of substitution,  to do any and all acts and things and  execute  any and all  instruments  that said  attorneys  or agents, or any of them, may deem necessary or advisable or which may be required to enable the Fund to comply with the Securities  Act of 1933, and amended,  the
Investment  Company Act of 1940,  as  amended,  and the  securities  laws of the jurisdictions  in which  securities of the Fund may be offered and sold, and any rules,  regulations or  requirements  of the Securities and Exchange  Commission
("SEC"),  or  of  the  securities   commission  or  other  agency  of  any  such
jurisdiction  in  respect  thereof,  in  connection  with the  registration  and qualification  of the Fund and its  share of  common  stock  for sale  under the securities law of any such  jurisdiction,  including  specifically,  but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the  undersigned  (individually  and as a director  of the
Fund), the Fund's  Registration  Statement on Form N-1A, any other  registration statement or form adopted by the SEC or any such jurisdiction,  any amendment or post-effective  amendments to any of the foregoing, and any other instruments or documents  filed  as  part  of or  in  connection  with  any  such  registration statements;  and the  undersigned  does hereby  ratify and confirm all that said attorneys  and  agents,  or any of them,  shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents as of this 9th day of February 2005.

                                        /s/Roland Weiser
                                        ----------------
                                        Roland Weiser

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of GAM Funds,
Inc., a Maryland  corporation (the "Fund"),  does hereby  constitute and appoint
Kevin J. Blanchfield, Kenneth A. Dursht, Michael J. Bessel, Christopher M. Wells
and Margaret A.  Bancroft,  or any of them,  the true and lawful  attorneys  and agents of the undersigned,  with full powers of substitution,  to do any and all acts and things and  execute  any and all  instruments  that said  attorneys  or agents, or any of them, may deem necessary or advisable or which may be required to enable the Fund to comply with the Securities  Act of 1933, and amended,  the
Investment  Company Act of 1940,  as  amended,  and the  securities  laws of the jurisdictions  in which  securities of the Fund may be offered and sold, and any rules,  regulations or  requirements  of the Securities and Exchange  Commission
("SEC"),  or  of  the  securities   commission  or  other  agency  of  any  such
jurisdiction  in  respect  thereof,  in  connection  with the  registration  and qualification  of the Fund and its  share of  common  stock  for sale  under the securities law of any such  jurisdiction,  including  specifically,  but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the  undersigned  (individually  and as a director  of the
Fund), the Fund's  Registration  Statement on Form N-1A, any other  registration statement or form adopted by the SEC or any such jurisdiction,  any amendment or post-effective  amendments to any of the foregoing, and any other instruments or documents  filed  as  part  of or  in  connection  with  any  such  registration statements;  and the  undersigned  does hereby  ratify and confirm all that said attorneys  and  agents,  or any of them,  shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents as of this 9th day of February 2005.

                                        /s/Robert J. McGuire
                                        --------------------
                                        Robert J. McGuire